UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ----------------------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 2, 2004



                         PLANETLINK COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)



                                     GEORGIA
         (State or other jurisdiction of incorporation or organization)


                000-31763                                  58-2466623
        (Commission File Number)               (IRS Employer Identification No.)

  1415 BOOKHOUT DRIVE, CUMMING, GEORGIA                      30041
(Address of principal executive offices)                   (Zip Code)


                                 (678) 455-7075
              (Registrant's telephone number, including area code)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

           On June 2, 2004, the registrant dismissed its independent certifying accountant, Kahn Boyd Levychin, LLP ("Kahn Boyd").

           Kahn Boyd's reports on the registrant's financial statements for the year ended December 31, 2002 and 2003 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Kahn Boyd's reports on the registrant's Forms 10-QSB for the year 2002, Forms 10-QSB for the year 2003, Form 10-KSB for the year ended December 31, 2002, Form 10-KSB for the year ended December 31, 2003, and Form 10-QSB for the period ended March 31, 2004 raised substantial doubt about its ability to continue as a going concern.

           The  decision  to  change   accountants   was   recommended   by  the
registrant's board of directors.

           During the two most recent fiscal years and any subsequent interim period through June 2, 2004 there have not been any disagreements between the registrant and Kahn Boyd on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Kahn Boyd, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such periods.

           Regulation S-K Item 304(a)(1)(v) is not applicable to this report.

           The registrant has provided the former accountants with a copy of this report before its filing with the Commission. The registrant has requested the former accountants to furnish the registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the registrant in this report and, if not, stating the respects in which they do not agree. The registrant has filed the former accountants' letter as an exhibit to this report.

           The registrant has not yet engaged a new accountant.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements.

         None.

         (b)      Exhibits.

         The following exhibit is filed herewith:


     EXHIBIT NO.                     IDENTIFICATION OF EXHIBIT
     -----------                     -------------------------

         16 Letter from Kahn Boyd Levychin, LLP, stating whether they agree with the statements made by the registrant in this report.


                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2004

                                             PLANETLINK COMMUNICATIONS, INC.


                                             By /s/ M. Dewey Bain
                                                -----------------------------
                                                M. Dewey Bain, President